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HMN Financial, Inc.
101 North Broadway
Spring Valley, MN  55975
Phone 507-346-7345
Fax 507-346-1111




                          NEWS RELEASE

For Immediate Release

For Additional Information Contact:
     James B. Gardner, Executive Vice President
     HMN Financial, Inc.
     (507) 346-7345

HMN FINANCIAL, INC. ANNOUNCES STOCK REPURCHASE PROGRAM
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     SPRING VALLEY, MINNESOTA, June 30, 1997 ... HMN  Financial,
Inc., (HMN) (NASDAQ:HMNF) announced its intention starting in July to repurchase up to 7.1%, or 300,000 shares, of its outstanding shares in the open market over the next 12 month period. The shares will be purchased at prevailing market prices from time to time, depending upon market conditions.

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